                                                                   Exhibit 4.9
______________________________________________________________________________
______________________________________________________________________________



                   California Petroleum Transport Corporation


                                      and


                      CalPetro Tankers (Bahamas I) Limited



                      ___________________________________


                             ASSIGNMENT OF CHARTER

                         Dated as of __________ 1, 1995

                      ___________________________________



______________________________________________________________________________
______________________________________________________________________________

                               Table of Contents

                                                                       Page No.


                                   ARTICLE I

                                  DEFINITIONS
..........................................................................    1

                                  ARTICLE II

                                  ASSIGNMENT
..........................................................................    1
Section 2.01   Security Interest..........................................    1
Section 2.02   Assignment.................................................    1
Section 2.03   Owner to Remain Liable.....................................    2

                                  ARTICLE III
..........................................................................    2


                  REPRESENTATIONS AND WARRANTIES OF THE OWNER
..........................................................................    2
Section 3.01   Organization, Power and Status of the Owner................    2
Section 3.02   Authorization; Enforceability; Execution and Delivery......    3
Section 3.03   No Conflicts; Laws and Consents; No Default................    3
Section 3.04   Governmental Approvals.....................................    3
Section 3.05   Litigation.................................................    3
Section 3.06   No Prior Assignment........................................    3
Section 3.07   The Initial Charter........................................    3

                                  ARTICLE IV

                            COVENANTS OF THE OWNER........................    4
Section 4.01   Consent of Initial Charterer...............................    4
Section 4.02   Enforcement of Initial Charter.............................    4
Section 4.03   Amendment of Initial Charter; Assignment of Initial Charter    4
Section 4.04   Performance of Obligations.................................    4
Section 4.05   Notices....................................................    4
Section 4.06   Further Assurances.........................................    5
Section 4.07   Lender as Attorney-in-Fact of Owner........................    5

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS......................    5
Section 5.01   Amendment..................................................    5
Section 5.02   Severability...............................................    5
Section 5.03   Notices....................................................    5
Section 5.04   Consent to Jurisdiction....................................    5
Section 5.05   Captions...................................................    6
Section 5.06   Governing Law..............................................    6
Section 5.07   No Partnership.............................................    6
Section 5.08   Counterparts...............................................    6
Section 5.09   Survival...................................................    6
Section 5.10   Integration................................................    6
Section 5.11   Reproduction of Documents..................................    6
Section 5.12   Successors and Assigns; Assignment.........................    7
Section 5.13   General Interpretive Principles............................    7
Section 5.14   Effective Date of Transaction..............................    7

          Assignment of Charter, dated as of __________ 1, 1995 (the "Assignment"), between California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware (the "Lender") and CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas (the "Owner").

                             PRELIMINARY STATEMENT

          The Owner has requested that the Lender make two loans to the Owner: one loan in the aggregate principal amount equal to $____________ (the "Term Loan") and one series of loans in the aggregate principal amount equal to $____________ (collectively, the "Serial Loans" and, collectively with the Term Loan, the "Loans"). The Loans will be made pursuant to the terms and conditions of two Loan Agreements, each dated as of the date hereof, each between the Lender and the Owner. The net proceeds of the Serial Loans and the Term Loan will be used by the Owner to acquire the m.t. _________ (the "Vessel") from Chevron Transport Corporation (the "Initial Charterer"). The Vessel will be bareboat chartered to the Initial Charterer pursuant to the Bareboat Charter (the "Initial Charter"), dated as of the date hereof, between the Owner and the Initial Charterer. As collateral security for its obligations under the Loan Agreements, the Owner will assign, pledge, mortgage and grant the Lender a security interest in, inter alia, the Vessel, the Initial Charter and the earnings and insurances of the Vessel.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other valuable consideration, receipt of which is hereby acknowledged, the Owner and the Lender hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Capitalized terms used in this Assignment shall have the meanings assigned to such terms in Schedule 1 to this Assignment, and the definitions of such terms shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                                   ASSIGNMENT

          Section 2.01  Security Interest.  This Assignment is made and
                        -----------------
delivered as security for the Serial Obligations and the Term Obligations, equally and ratably; provided, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Loan Agreement, this Assignment will be security solely and exclusively for the Term Obligations.

          Section 2.02  Assignment.  In order to provide for the payment of and
                        ----------
as security for the Serial Obligations and the Term Obligations, equally and ratably, the Owner has sold, assigned, transferred, set over and granted a security interest and does hereby sell, assign, transfer, set over and grant a security interest unto the Lender, its successors and assigns, for its and their respective successors' and assigns' own proper use and benefit, all of the Owner's right, title and interest in and to the Initial Charter, including without limitation any moneys whatsoever payable to the Owner under the Initial Charter, together with the income and proceeds thereof and all other rights and benefits whatsoever accruing to the Owner under the Initial Charter; provided, however, that the Owner shall keep the Lender fully and effectively indemnified from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by the Lender under or by virtue of the Initial Charter or this Assignment; provided further, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Loan Agreement, the sale, assignment, transfer and grant of security interest made by the Owner pursuant to the terms of this Assignment will be solely and exclusively for the benefit of the Lender as Lender under the Term Loan Agreement and this Assignment will be security solely and exclusively for the Term Obligations.

          Section 2.03  Owner to Remain Liable.  (a)  Anything in this
                        ----------------------
Assignment contained to the contrary notwithstanding, the Owner shall remain liable under the Initial Charter, and shall observe, perform and fulfill all of the conditions and obligations to be observed, performed and fulfilled by it thereunder, and the Lender shall have no obligation or liability of any kind whatsoever thereunder or by reason of or arising out of this Assignment, nor shall the Lender be under any liability whatsoever in the event of any failure by the Owner to perform its obligations thereunder or be required or obligated in any manner to observe, perform or fulfill any of the conditions or obligations of the Owner thereunder or pursuant thereto, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or the Owner thereunder, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled hereunder at any time or times.

          (b) Any and all rights assigned herein may be further assigned by the Lender, including, without being limited to, assignments in connection with the enforcement of the assignments made by this Assignment and any subsequent holder of this Assignment shall succeed to and have all the rights and powers of the Lender under this Assignment.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE OWNER

          The Owner hereby represents and warrants to the Lender as follows:

          Section 3.01  Organization, Power and Status of the Owner.  The Owner
                        -------------------------------------------
(a) is a corporation duly formed, validly existing and in good standing under the laws of The Bahamas and (b) is duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Owner has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Vessel.

          Section 3.02  Authorization; Enforceability; Execution and Delivery.
                        -----------------------------------------------------
(a) The Owner has all necessary corporate power and authority to execute, deliver and perform under this Assignment.

          (b) All action on the part of the Owner that is required for the authorization, execution, delivery and performance of this Assignment has been duly and effectively taken; and the execution, delivery and performance of this Assignment does not require the approval or consent of any Person except for such consents and approvals as have been obtained on or prior to the Closing Date.

          (c) This Assignment has been duly executed and delivered by the Owner. This Assignment constitutes the legal, valid and binding obligation of the Owner, enforceable against it in accordance with the terms thereof.

          Section 3.03  No Conflicts; Laws and Consents; No Default.  (a)
                        -------------------------------------------
Neither the execution, delivery and performance of this Assignment nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (i) contravenes any Requirement of Law applicable to the Owner or (ii) constitutes a default under any Security Document.

          (b) The Owner is in compliance with and not in default under any and all Requirements of Law applicable to the Owner and all terms and provisions of this Assignment.

          Section 3.04  Governmental Approvals.  All Governmental Approvals
                        ----------------------
which are required to be obtained in the name of the Owner in connection with the execution, delivery and performance by the Owner of this Assignment have been obtained and are in effect on the Closing Date.

          Section 3.05  Litigation.  There are no actions, suits or proceedings
                        ----------
at law or in equity or by or before any Governmental Authority now pending against the Owner or, to the best of the Owner's knowledge, threatened against the Owner or pending or threatened against any property or other assets or rights of the Owner with respect to this Assignment.

          Section 3.06  No Prior Assignment.  The Owner has not assigned or
                        -------------------
pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the Initial Charter or any part of the rights, titles and interests hereby assigned, to anyone other than the Lender, or its successors or assigns.

          Section 3.07  The Initial Charter.  The Initial Charter constitutes
                        -------------------
the legal, valid and binding obligation of the Initial Charterer and of the Owner as "Owners" thereunder and is in full force and effect in the form of Exhibit "A" attached hereto; there are no amendments, additions, addenda or modifications thereto; said Exhibit "A" represents the entirety of the chartering and other arrangements referred to therein; and neither of the parties thereto is in default thereunder.

                                  ARTICLE IV

                             COVENANTS OF THE OWNER

          The Owner hereby covenants and agrees that so long as any of the Serial Obligations or Term Obligations remains outstanding:

          Section 4.01  Consent of Initial Charterer.  On the Closing Date, the
                        ----------------------------
Owner shall deliver to the Initial Charterer a copy of this Assignment and shall procure the execution by the Initial Charterer of the Consents and Acknowledgment set out in Exhibit A hereto and deliver said Consents and Acknowledgment to the Lender on the Closing Date.

          Section 4.02  Enforcement of Initial Charter.  (a)  The Owner will do
                        ------------------------------
or permit to be done each and every act or thing which the Lender may from time to time require to be done for the purpose of enforcing the Lender's rights under the Initial Charter and this Assignment.

          (b) If an Event of Default shall occur under either the Term Loan Agreement or the Serial Loan Agreement, the Owner shall cause all moneys hereby assigned or agreed to be assigned or arising from or in connection with any of the rights, title, interest and benefits of the Owner under the Initial Charter shall be paid to the credit of Account No. _____________ of the Lender at Chemical Trust Company of California, or to such other account as the Lender may from time to time direct.

          (c) The Owner will not exercise any right or powers conferred on it by the Initial Charter in connection with any default or alleged default by the Initial Charterer thereunder (including without limitation the right of termination and substitution) unless and until requested so to do by the Lender whereupon the Owner agrees that it will do so provided always that the Lender shall not be responsible in any way whatsoever in the event that the exercise of any right or power (including the right of termination and substitution) be thereafter adjudged improper or to constitute a repudiation of the Initial Charter by the Owner.

          Section 4.03  Amendment of Initial Charter; Assignment of Initial
                        ---------------------------------------------------
Charter.  (a)  The Owner will not, except with the previous written consent of
- -------
the Lender, agree to any variation of the Initial Charter or release the Initial Charterer from any of its obligations thereunder or waive any breach of the Initial Charterer's obligations thereunder or consent to any such act or omission of the Initial Charterer as would otherwise constitute such breach.

          (b) The Owner will not, except with the previous written consent of the Lender, assign the Initial Charter to any other Person.

          Section 4.04  Performance of Obligations.  The Owner will perform its
                        --------------------------
obligations under the Initial Charter and will use its best efforts to cause the Initial Charterer to perform its obligations under the Initial Charter.

          Section 4.05  Notices.  The Owner will send a copy of all notices
                        -------
received or given by it under the Initial Charter forthwith to the Lender.

          Section 4.06  Further Assurances.  The Owner will at any time and from
                        ------------------
time to time, upon the written request of the Lender, promptly and duly execute and deliver any and all such further instruments and documents and take such action as the Lender may deem desirable in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

          Section 4.07  Lender as Attorney-in-Fact of Owner.  The Owner hereby
                        -----------------------------------
constitutes the Lender, and its successors and assigns, its true and lawful attorney-in-fact, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of the Owner or otherwise, to ask, require, demand, receive, enforce and give acquittance for, any and all moneys and claims for moneys due and to become due and payable under or arising out of the Initial Charter, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to the Lender may seem to be necessary or advisable under this Assignment. Any action or proceeding brought by the Lender pursuant to any of the provisions of this Assignment or otherwise and any claim made by the Lender hereunder may be compromised, withdrawn or otherwise dealt with by the Lender without any notice to or approval of the Owner.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

          Section 5.01  Amendment.  This Assignment may be amended from time to
                        ---------
time by written agreement signed by the parties hereto.

          Section 5.02  Severability.  If any provision of this Assignment is
                        ------------
held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Assignment contained, shall not affect the remaining portions of this Assignment, or any part thereof.

          Section 5.03  Notices.  All demands, notices and communications
                        -------
hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Lender, at the following address: c/o JH Management Corporation, Room 6/9, One International Place, Boston, Massachusetts 02110-2624, (b) in the case of the Owner, at the following address: United House, 14-16 Nelson Street, Douglas, Isle of Man, or at other such address as shall be designated by such party in a written notice to the other parties.

          Section 5.04  Consent to Jurisdiction.  Any legal suit, action or
                        -----------------------
proceeding against the Owner arising out of or relating to this Assignment, or any transaction contemplated hereby, may be instituted in any federal or state court in The City of New York, State of New York and the Owner hereby waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and the Owner hereby irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Owner hereby irrevocably appoints and designates CT Corporation System, having an address at 1633 Broadway, New York, New York, its true and lawful attorney-in-fact and duly authorized agent for the limited purpose of accepting servicing of legal process and the Owner agrees that service of process upon such party shall constitute personal service of such process on such Person. The Owner shall maintain the designation and appointment of such authorized agent until all amounts payable under this Assignment shall have been paid in full. If such agent shall cease to so act, the Owner shall immediately designate and appoint another such agent satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such other agent's acceptance of such appointment.

          Section 5.05  Captions.  The captions or headings in this Assignment
                        --------
are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Assignment.

          Section 5.06  Governing Law.  This Assignment shall be governed by and
                        -------------
interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

          Section 5.07  No Partnership.  Nothing herein contained shall be
                        --------------
deemed or construed to create a partnership or joint venture among the parties hereto and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

          Section 5.08  Counterparts.  This Assignment may be executed in any
                        ------------
number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

          Section 5.09  Survival.  The representations, covenants and agreements
                        --------
contained in or made pursuant to this Assignment in respect of either party hereto shall survive the execution and delivery of this Assignment and shall continue in effect so long as such party's obligations hereunder remain outstanding.

          Section 5.10  Integration.  This Assignment and the Schedule and
                        -----------
Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

          Section 5.11  Reproduction of Documents.  This Assignment and all
                        -------------------------
documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 5.12  Successors and Assigns; Assignment.  This Assignment
                        ----------------------------------
shall be binding upon and inure to the benefit of the Owner and the Lender and their respective successors and assigns. The Owner shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. The Lender, at its sole option, shall have the right to assign this Assignment, the Serial Loan Agreement, the Term Loan Agreement, the Security Documents and any of its rights and interest hereunder and thereunder.

          Section 5.13  General Interpretive Principles.  For purposes of this
                        -------------------------------
Assignment except as otherwise expressly provided or unless the context otherwise requires:

          (a) the defined terms in this Assignment shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Assignment;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Assignment as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 5.14  Effective Date of Transaction.  Notwithstanding and the
                        -----------------------------
fact that this Assignment is dated as of __________ 1, 1995, the transactions set forth herein shall not be effective until the Closing Date.

          IN WITNESS WHEREOF, the Owner and the Lender have caused this Assignment to be duly executed and delivered by their respective officers thereunto duly authorized all as of the day and year first above written.


                                 CALIFORNIA PETROLEUM TRANSPORT
                                 CORPORATION, as Lender


                                 By: ______________________________________
                                 Name: ____________________________________
                                 Title: ___________________________________



                                 CALPETRO TANKERS (BAHAMAS I) LIMITED, as Owner


                                 By: ______________________________________
                                 Name: ____________________________________
                                 Title: ___________________________________

                                                            Exhibit A

                            LETTER OF ACKNOWLEDGMENT
                            TO ASSIGNMENT OF CHARTER


                                                            __________ __, 1995


CALIFORNIA PETROLEUM TRANSPORT
CORPORATION, as Lender

CHEMICAL TRUST COMPANY OF CALIFORNIA,
as Collateral Trustee

Dear Sirs:

          The undersigned hereby consents to and acknowledges receipt of (i) a signed copy of the Assignment of Charter (the "Assignment"), dated as of __________ 1, 1995, between CalPetro Tankers (Bahamas I) Limited (the "Owner") and California Petroleum Transport Corporation (the "Lender") as adequate notice of such assignment to the Lender of the Initial Charter (as defined in the Assignment) and of all the right, title and interest of the Owner in, to and under the Initial Charter and (ii) a signed copy of the Collateral Assignment of Charter (the "Collateral Assignment"), dated as of ____________ 1, 1995, between the Lender and Chemical Trust Company of California (the "Collateral Trustee") as adequate notice of such further assignment to the Collateral Trustee of the Initial Charter and all of the right, title and interest of the Lender in, to and under the Initial Charter.

          So long as the Assignment remains effective, we hereby agree that (a) upon notification to us of the occurrence of an Event of Default under the Term Loan Agreement or Serial Loan Agreement referred to in the Assignment, we shall pay any and all sums which we are legally obligated to pay to the Owner or otherwise as stated in and according to the Initial Charter directly to the Collateral Trustee's Account No. ________________, at ______________, or
otherwise to such other account as you may at any time or from time to time, designate by notice to us in writing and (b) with respect to each of the insurances, if any, obtained pursuant to Clause 11 of the Initial Charter, the Lender and the Collateral Trustee shall, if possible, be named additional assureds.

          Payments of moneys under the Initial Charter may be adjusted, reduced or withheld only as expressly provided therein. Payments to the Collateral Trustee shall not be subject to any right of set-off or defense by way of counterclaim or otherwise which the undersigned may have against the Owner or any entity substituted for it other than under the Initial Charter and all payments once made to you will be final, and once paid we will not, for any reason whatsoever, seek to recover from the Collateral Trustee any such payment made to the Collateral Trustee by virtue of the Assignment, the Collateral Assignment or this Letter of Consent.

          We confirm that the terms of the Initial Charter remain in full force and effect and constitute the entire agreement between the parties thereto with respect to the Vessel and that the Owner is not presently to our knowledge in breach of the terms of the Initial Charter. We further confirm that the terms of the Initial Charter have not been varied or modified and that the terms of the Initial Charter will not after the date hereof be varied or modified without the prior written consent of the Collateral Trustee.

          We confirm that we have received no prior notice of any assignment by the Owner of any interest in the Initial Charter.

          The undersigned will not permit any amendment, modification, cancellation or other alteration in the Initial Charter, nor will it consent to or accept the substitution thereunder of any party for the Owner without your prior written consent.

                                     CHEVRON TRANSPORT CORPORATION, as Initial
                                     Charterer


                                     By: _______________________________
                                     Name: _____________________________
                                     Title: ____________________________

                                   SCHEDULE 1

                      DEFINED TERMS USED IN THE ASSIGNMENT

     "Assignment" or "Assignment of Charter" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Initial Charter to secure its obligations under the Loan Agreements.

     "Assignment of Earnings and Insurances" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the freights and hires (as well as any charters entered into after the Closing Date) with respect to the Vessel to secure its obligations under the Loan Agreements.

     "Assignment of Guarantee" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Chevron Guarantee to secure its obligations under the Loan Agreements.

     "Assignment of Management Agreement" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Management Agreement to secure its obligations under the Loan Agreements.

     "Assignment of Purchase Agreement" means the assignment between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Lender all of its right, title and interest in, to and under the Purchase Agreement to secure its obligations under the Loan Agreements.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in the city and state where the Trustee's principal offices are located, are authorized or are obligated by law, executive order or governmental decree to be closed.

     "Chevron" means Chevron Corporation, a Delaware corporation.

     "Chevron Guarantee" means the guarantee of the obligations of the Initial Charterer under the Initial Charter under the Initial Charter given by Chevron.

     "Closing Date" means __________ __, 1995.

     "Collateral" means (i) an assignment of the Initial Charter, (ii) a mortgage on the Vessel, (iii) an assignment of the earnings and insurances on the Vessel, (iv) an assignment of the Chevron Guarantee, (v) an assignment of the Management Agreement relating to the Vessel, (vi) an assignment of the Purchase Agreement, (vii) the pledge of the shares of the Owner by Owner's shareholder and (viii) a blanket security interest on all of the assets of the Owner now existing or hereafter created, together with all income and proceeds thereof.

     "Event of Default" means an Event of Default under Section 6.01 of the Loan Agreements.

     "Governmental Approval" means any authorization, consent, approval, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority relating to the ownership of the Collateral or to the execution, delivery or performance of the Loan Agreement or any Security Document.

     "Governmental Authority" means the federal government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any other governmental entity with authority over the Owner or operation of the Vessels.

     "Indentures" means the Indenture, dated as of __________ 1, 1995 between the Owner and the Trustee pursuant to which the Term Mortgage Notes will be issued and the Indenture, dated as of __________ 1, 1995 between the Lender and the Trustee pursuant to which the Serial Mortgage Notes will be issued.

     "Initial Charter" means with respect to each Vessel, the Bareboat Charter, dated _________, between the Initial Charterer and the Owner.

     "Initial Charterer" means Chevron Transport Corporation, a Liberian corporation.

     "Issue of One Debenture" means each Issue of One Debenture between the Owner and the Lender, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner grants to the Lender a security interest in all of its assets.

     "Law" means any statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

     "Lender" means California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware.

     "Loan Agreements" means, collectively, the Serial Loan Agreement and the Term Loan Agreement.

     "Loans"  means, collectively, the Serial Loans and the Term Loan.

     "Loss Date" means the date which is 90 days after the occurrence of a Total Loss of the Vessel.

     "Management Agreement" means the agreement, dated the Closing Date, among the Owner, the Manager and the Technical Adviser.

     "Manager" means the Person performing the duties of the Manager under the Management Agreement, initially P.D. Gram & Co. ans.

     "Mortgage" means, with respect to the Vessel, the first preferred ship mortgages on the Vessel granted by the Owner to the Lender, as amended from time to time in accordance with the terms of such Mortgage.

     "Owner" means CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas.

     "Payment Date" means each ________ and ______________ commencing ___________ 1995.

     "Person" means an individual, a partnership, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a government or any agency or political subdivision thereof.

     "Purchase Agreement" means the Vessel Purchase Agreement, dated as of _________________, between the Owner and the Initial Charterer wherein the Owner purchases the Vessel from the Initial Charterer.

     "Registration Jurisdiction" means the jurisdiction in which the Vessel is or will be registered.

     "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or partnership agreement or other organizational or governing documents of such Person, and, any Law applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.

     "Securities" means, collectively, the Term Mortgage Notes and the Serial Mortgage Notes.

     "Security Documents" means the Term Loan Agreement, the Serial Loan Agreement, the Mortgage, the Assignment of Charter, the Assignment of Earnings and Insurances, the Assignment of Guarantee, the Assignment of Management Agreement, the Assignment of Purchase Agreement, the Issue of One Debenture, collectively.

     "Serial Loan Agreement" the Loan Agreement, dated as of __________ 1, 1995 between the Lender and the Owner pursuant to which the Lender will make the Serial Loan to the Owner.

     "Serial Loans" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

     "Serial Mortgage Notes" means the Serial First Preferred Term Mortgage Notes which will mature serially from _____________, 1996 to _____________, 2006 in the initial aggregate amount of $168,500,000 issued by the Lender concurrently with the issuance of the Term Mortgage Notes.

     "Serial Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Owner under and pursuant to the Serial Loan Agreement, any Security Document and any instrument, agreement or document referred to therein.

     "State" means any state of the United States of America and, in addition, the District of Columbia.

     "Technical Adviser" means the person performing the duties of the Technical Adviser under the Management Agreement, initially Barber Ship Management Group.

     "Term Loan" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

     "Term Loan Agreement" means the Loan Agreement, dated as of __________ 1, 1995 between the Owner and the Lender pursuant to which the Lender makes the Term Loan to the Owner.

     "Term Mortgage Notes" means __% First Preferred Mortgage Notes Due 2015 in the initial aggregate amount of $117,900,000 issued by the Lender concurrently with the issuance of the Serial Mortgage Notes.

     "Term Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Owner under and pursuant to the Term Loan Agreement, any Security Document and any instrument, agreement or document referred to therein.

     "Trustee" means Chemical Trust Company of California.

     "Vessel" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.

______________________________________________________________________________
______________________________________________________________________________



                   California Petroleum Transport Corporation


                                      and


                      Chemical Trust Company of California



                      ___________________________________


                        COLLATERAL ASSIGNMENT OF CHARTER

                         Dated as of __________ 1, 1995

                      ___________________________________



______________________________________________________________________________
______________________________________________________________________________

                               Table of Contents

                                                                       Page No.


                                   ARTICLE I

                                  DEFINITIONS
..........................................................................    1

                                  ARTICLE II

                                  ASSIGNMENT
..........................................................................    1
Section 2.01   Security Interest..........................................    1
Section 2.02   Assignment.................................................    1
Section 2.03   Issuer to Remain Liable....................................    2

                                  ARTICLE III
..........................................................................    2


                 REPRESENTATIONS AND WARRANTIES OF THE ISSUER
..........................................................................    2
Section 3.01   Organization, Power and Status of the Issuer...............    2
Section 3.02   Authorization; Enforceability; Execution and Delivery......    3
Section 3.03   No Conflicts; Laws and Consents; No Default................    3
Section 3.04   Governmental Approvals.....................................    3
Section 3.05   Litigation.................................................    3
Section 3.06   No Prior Assignment........................................    3
Section 3.07   The Assignment of Charter..................................    3

                                  ARTICLE IV

                            COVENANTS OF THE ISSUER.......................    4
Section 4.01   Consent of Initial Charterer and Owner.....................    4
Section 4.02   Enforcement of Assignment of Charter.......................    4
Section 4.03   Amendment of Assignment of Charter; Collateral Assignment
               of Charter.................................................    4
Section 4.04   Performance of Obligations.................................    4
Section 4.05   Notices....................................................    5
Section 4.06   Further Assurances.........................................    5
Section 4.07   Collateral Trustee as Attorney-in-Fact of Issuer...........    5

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS......................    5
Section 5.01   Amendment..................................................    5
Section 5.02   Severability...............................................    5
Section 5.03   Notices....................................................    5
Section 5.04   Captions...................................................    6
Section 5.05   Governing Law..............................................    6
Section 5.06   No Partnership.............................................    6
Section 5.07   Counterparts...............................................    6
Section 5.08   Survival...................................................    6
Section 5.09   Integration................................................    6
Section 5.10   Reproduction of Documents..................................    6
Section 5.11   Successors and Assigns; Assignment.........................    6
Section 5.12   General Interpretive Principles............................    7
Section 5.13   Effective Date of Transaction..............................    7

          Collateral Assignment of Charter, dated as of __________ 1, 1995 (the "Assignment"), between California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware (the "Issuer") and Chemical Trust Company of California (the "Collateral Trustee").

                             PRELIMINARY STATEMENT

          Issuer has authorized the issuance of the Serial Mortgage Notes and the Term Mortgage Notes (collectively, the "Notes"). The Notes will be issued pursuant to the terms and conditions of the Indentures, each dated as of the date hereof, each between the Issuer and the Collateral Trustee, as indenture trustee. The net proceeds of the Notes will be used by the Issuer to make two loans to CalPetro Tankers (Bahamas I) Limited (the "Owner") pursuant to the Loan Agreements, which will be used by the Owner to acquire the m.t. _________ (the "Vessel") from Chevron Transport Corporation (the "Initial Charterer"). The Vessel will be bareboat chartered to the Initial Charterer pursuant to the Bareboat Charter (the "Initial Charter"), dated as of the date hereof, between the Owner and the Initial Charterer. As collateral security for its obligations under the Indentures, the Issuer will assign, pledge, mortgage and grant the Collateral Trustee a security interest in, inter alia, all of the Issuer's right, title and interest in and to the Initial Charter and the Assignment of Charter.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other valuable consideration, receipt of which is hereby acknowledged, the Collateral Trustee and the Issuer hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Capitalized terms used in this Assignment shall have the meanings assigned to such terms in Schedule 1 to this Assignment, and the definitions of such terms shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                                   ASSIGNMENT

          Section 2.01  Security Interest.  This Assignment is made and
                        -----------------
delivered as security for the Serial Obligations and the Term Obligations, equally and ratably; provided, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Indenture, this Assignment will be security solely and exclusively for the Term Obligations.

          Section 2.02  Assignment.  In order to provide for the payment of and
                        ----------
as security for the Serial Obligations and the Term Obligations, equally and ratably, the Issuer has sold, assigned, transferred, set over and granted a security interest and does hereby sell, assign, transfer, set over and grant a security interest unto the Collateral Trustee, its successors and assigns, for its and their respective successors' and assigns' own proper use and benefit, all of the Issuer's right, title and interest in and to the Initial Charter and the Assignment of Charter, including without limitation any moneys whatsoever payable to the Issuer under the Initial Charter and the Assignment of Charter, together with the income and proceeds thereof and all other rights and benefits whatsoever accruing to the Issuer under the Initial Charter and the Assignment of Charter; provided, however, that the Issuer shall keep the Collateral Trustee fully and effectively indemnified from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by the Collateral Trustee under or by virtue of the Initial Charter, Assignment of Charter or this Assignment; provided further, however, in the event that the Serial Obligations are satisfied and paid in full pursuant to the terms and conditions of the Serial Indenture, the sale, assignment, transfer and grant of security interest made by the Issuer pursuant to the terms of this Assignment will be solely and exclusively for the benefit of the Collateral Trustee as Collateral Trustee under the Term Indenture and this Assignment will be security solely and exclusively for the Term Obligations.

          Section 2.03  Issuer to Remain Liable.  (a)  Anything in this
                        -----------------------
Assignment contained to the contrary notwithstanding, the Issuer shall remain liable under the Assignment of Charter, and shall observe, perform and fulfill all of the conditions and obligations to be observed, performed and fulfilled by it thereunder, and the Collateral Trustee shall have no obligation or liability of any kind whatsoever thereunder or by reason of or arising out of this Assignment, nor shall the Collateral Trustee be under any liability whatsoever in the event of any failure by the Issuer to perform its obligations thereunder or be required or obligated in any manner to observe, perform or fulfill any of the conditions or obligations of the Issuer thereunder or pursuant thereto, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or the Issuer thereunder, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to the Collateral Trustee or to which the Collateral Trustee may be entitled hereunder at any time or times.

          (b) Any and all rights assigned herein may be further assigned by the Collateral Trustee, including, without being limited to, assignments in connection with the enforcement of the assignments made by this Assignment and any subsequent holder of this Assignment shall succeed to and have all the rights and powers of the Collateral Trustee under this Assignment.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

          The Issuer hereby represents and warrants to the Collateral Trustee as follows:

          Section 3.01  Organization, Power and Status of the Issuer.  The
                        --------------------------------------------
Issuer (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and (b) is duly authorized, to the extent necessary, to do business in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary. The Issuer has all requisite corporate power and authority to own and operate the property it purports to own and to carry on its business as now being conducted and as proposed to be conducted in respect of the Vessel.

          Section 3.02  Authorization; Enforceability; Execution and Delivery.
                        -----------------------------------------------------
(a) The Issuer has all necessary corporate power and authority to execute, deliver and perform under this Assignment.

          (b) All action on the part of the Issuer that is required for the authorization, execution, delivery and performance of this Assignment has been duly and effectively taken; and the execution, delivery and performance of this Assignment does not require the approval or consent of any Person except for such consents and approvals as have been obtained on or prior to the Closing Date.

          (c) This Assignment has been duly executed and delivered by the Issuer. This Assignment constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with the terms thereof.

          Section 3.03  No Conflicts; Laws and Consents; No Default.  (a)
                        -------------------------------------------
Neither the execution, delivery and performance of this Assignment nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (i) contravenes any Requirement of Law applicable to the Issuer or (ii) constitutes a default under any Security Document.

          (b) The Issuer is in compliance with and not in default under any and all Requirements of Law applicable to the Issuer and all terms and provisions of this Assignment.

          Section 3.04  Governmental Approvals.  All Governmental Approvals
                        ----------------------
which are required to be obtained in the name of the Issuer in connection with the execution, delivery and performance by the Issuer of this Assignment have been obtained and are in effect on the Closing Date.

          Section 3.05  Litigation.  There are no actions, suits or proceedings
                        ----------
at law or in equity or by or before any Governmental Authority now pending against the Issuer or, to the best of the Issuer's knowledge, threatened against the Issuer or pending or threatened against any property or other assets or rights of any of the Issuer with respect to this Assignment.

          Section 3.06  No Prior Assignment.  The Issuer has not assigned or
                        -------------------
pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the Initial Charter and the Assignment of Charter or any part of the rights, titles and interests hereby assigned, to anyone other than the Collateral Trustee, or its successors or assigns.

          Section 3.07  The Assignment of Charter.  The Assignment of Charter
                        -------------------------
constitutes the legal, valid and binding obligation of the Issuer and of the Issuer as "Lender" thereunder and is in full force and effect in the form of Exhibit "A" attached hereto; there are no amendments, additions, addenda or modifications thereto; said Exhibit "A" represents the entirety of the chartering and other arrangements referred to therein; and neither of the parties thereto is in default thereunder.

                                   ARTICLE IV

                            COVENANTS OF THE ISSUER

          The Issuer hereby covenants and agrees that so long as any of the Serial Mortgage Notes or Term Mortgage Notes remains outstanding:

          Section 4.01  Consent of Initial Charterer and Owner.  On the Closing
                        --------------------------------------
Date, the Issuer shall deliver to the Initial Charterer and the Owner a copy of this Assignment and shall procure the execution by the Initial Charterer and the Owner of the Consents and Acknowledgment set out in Exhibits A-1 and A-2 hereto and deliver said Consents and Acknowledgment to the Collateral Trustee on the Closing Date.

          Section 4.02  Enforcement of Assignment of Charter.  (a)  The Issuer
                        ------------------------------------
will do or permit to be done each and every act or thing which the Collateral Trustee may from time to time require to be done for the purpose of enforcing the Collateral Trustee's rights under the Initial Charter, the Assignment of Charter and this Assignment.

          (b) If an Event of Default shall occur under either the Term Indenture or the Serial Indenture, the Issuer shall cause all moneys hereby assigned or agreed to be assigned or arising from or in connection with any of the rights, title, interest and benefits of the Issuer under the Initial Charter and the Assignment of Charter to be paid to the credit of Account No. _____________ of the Collateral Trustee at Chemical Trust Company of California, or to such other account as the Collateral Trustee may from time to time direct.

          (c) The Issuer will not exercise any right or powers conferred on it by the Assignment of Charter in connection with any default or alleged default by the Initial Charterer or Owner thereunder or under the Initial Charter (including without limitation the right of termination and substitution) unless and until requested so to do by the Collateral Trustee whereupon the Issuer agrees that it will do so provided always that the Collateral Trustee shall not be responsible in any way whatsoever in the event that the exercise of any right or power (including the right of termination and substitution) be thereafter adjudged improper or to constitute a repudiation of the Assignment of Charter by the Issuer.

          Section 4.03  Amendment of Assignment of Charter; Collateral
                        ----------------------------------------------
Assignment of Charter.  (a)  The Issuer will not, except with the previous
- ---------------------
written consent of the Collateral Trustee, agree to any variation of the Initial Charter or the Assignment of Charter or release the Owner or the Initial Charterer from any of its obligations thereunder or waive any breach of the Owner's obligations thereunder or under the Initial Charter or consent to any such act or omission of the Owner or the Initial Charterer as would otherwise constitute such breach.

          (b) The Issuer will not, except with the previous written consent of the Collateral Trustee, assign the Initial Charter or the Assignment of Charter to any other Person.

          Section 4.04  Performance of Obligations.  The Issuer will perform its
                        --------------------------
obligations under the Assignment of Charter and use its best endeavors to cause the Owner to perform its obligations under the Assignment of Charter.

          Section 4.05  Notices.  The Issuer will send a copy of all notices
                        -------
received or given by it under the Assignment of Charter forthwith to the Collateral Trustee.

          Section 4.06  Further Assurances.  The Issuer will at any time and
                        ------------------
from time to time, upon the written request of the Collateral Trustee, promptly and duly execute and deliver any and all such further instruments and documents and take such action as the Collateral Trustee may deem desirable in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

          Section 4.07  Collateral Trustee as Attorney-in-Fact of Issuer.  The
                        ------------------------------------------------
Issuer hereby constitutes the Collateral Trustee, and its successors and assigns, its true and lawful attorney-in-fact, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of its agents or nominees or in the name of the Issuer or otherwise, to ask, require, demand, receive, enforce and give acquittance for, any and all moneys and claims for moneys due and to become due and payable under or arising out of the Initial Charter or the Assignment of Charter, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which to the Collateral Trustee may deem to be necessary or advisable under this Assignment. Any action or proceeding brought by the Collateral Trustee pursuant to any of the provisions of this Assignment or otherwise and any claim made by the Collateral Trustee hereunder may be compromised, withdrawn or otherwise dealt with by the Collateral Trustee without any notice to or approval of the Issuer.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

          Section 5.01  Amendment.  This Assignment may be amended from time to
                        ---------
time by written agreement signed by the parties hereto.

          Section 5.02  Severability.  If any provision of this Assignment is
                        ------------
held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Assignment contained, shall not affect the remaining portions of this Assignment, or any part thereof.

          Section 5.03  Notices.  All demands, notices and communications
                        -------
hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Issuer, at the following address: c/o JH Management Corporation, Room 6/9, One International Place, Boston, Massachusetts 02110-2624, (b) in the case of the Collateral Trustee, at the following address:
___________________________, or at other such address as shall be designated by such party in a written notice to the other parties.

          Section 5.04  Captions.  The captions or headings in this Assignment
                        --------
are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Assignment.

          Section 5.05  Governing Law.  This Assignment shall be governed by and
                        -------------
interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

          Section 5.06  No Partnership.  Nothing herein contained shall be
                        --------------
deemed or construed to create a partnership or joint venture among the parties hereto and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

          Section 5.07  Counterparts.  This Assignment may be executed in any
                        ------------
number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

          Section 5.08  Survival.  The representations, covenants and agreements
                        --------
contained in or made pursuant to this Assignment in respect of either party hereto shall survive the execution and delivery of this Assignment and shall continue in effect so long as such party's obligations hereunder remain outstanding.

          Section 5.09  Integration.  This Assignment and the Schedule and
                        -----------
Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

          Section 5.10  Reproduction of Documents.  This Assignment and all
                        -------------------------
documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          Section 5.11  Successors and Assigns; Assignment.  This Assignment
                        ----------------------------------
shall be binding upon and inure to the benefit of the Issuer and the Collateral Trustee and their respective successors and assigns. Neither the Issuer nor the Collateral Trustee shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other party.

          Section 5.12  General Interpretive Principles.  For purposes of this
                        -------------------------------
Assignment except as otherwise expressly provided or unless the context otherwise requires:

          (a) the defined terms in this Assignment shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Assignment;

          (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Assignment as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          Section 5.13  Effective Date of Transaction.  Notwithstanding and the
                        -----------------------------
fact that this Assignment is dated as of __________ 1, 1995, the transactions set forth herein shall not be effective until the Closing Date.

          IN WITNESS WHEREOF, the Issuer and the Collateral Trustee have caused this Assignment to be duly executed and delivered by their respective officers thereunto duly authorized all as of the day and year first above written.


                                    CALIFORNIA PETROLEUM TRANSPORT
                                    CORPORATION, as Collateral Trustee


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________



                                    CHEMICAL TRUST COMPANY OF CALIFORNIA, as
                                    Issuer


                                    By: ______________________________
                                    Name: ____________________________
                                    Title: ___________________________

                                                            Exhibit A-1

                            LETTER OF ACKNOWLEDGMENT
                      TO COLLATERAL ASSIGNMENT OF CHARTER



                                                            __________ __, 1995


CALIFORNIA PETROLEUM TRANSPORT
CORPORATION, as Lender

CHEMICAL TRUST COMPANY OF CALIFORNIA,
as Collateral Trustee

Dear Sirs:

          The undersigned hereby consents to and acknowledges receipt of (i) a signed copy of the Assignment of Charter (the "Assignment"), dated as of __________ 1, 1995, between CalPetro Tankers (Bahamas I) Limited (the "Owner") and yourselves as adequate notice of such assignment to California Petroleum Transport Corporation (the "Lender") of the Initial Charter (as defined in the Assignment) and of all the right, title and interest of the Owner in, to and under the Initial Charter and (ii) a signed copy of the Collateral Assignment of Charter (the "Collateral Assignment"), dated as of ______________, 1995, between the Lender and Chemical Trust Company of California (the "Collateral Trustee") as adequate notice of such further assignment to the Collateral Trustee of the Initial Charter and all of the right, title and interest of the Lender in, to and under the Initial Charter.

          So long as the Assignment remains effective, we hereby agree that (a) upon your notification to us of the occurrence of an Event of Default under the Term Loan Agreement or Serial Loan Agreement referred to in the Assignment, we shall pay any and all sums which we are legally obligated to pay to the Owner or otherwise as stated in and according to the Initial Charter directly to the Collateral Trustee's Account No. ________________, at ______________, or
otherwise to such other account as you may at any time or from time to time, designate by notice to us in writing and (b) with respect to each of the insurances, if any, obtained pursuant to the provisions of Clause 11 of the Initial Charter the Lender and the Collateral Trustee shall, if possible, be named additional assureds.

          Payments of moneys under the Initial Charter may be adjusted, reduced or withheld only as expressly provided therein. Payments to the Collateral Trustee shall not be subject to any right of set-off or defense by way of counterclaim or otherwise which the undersigned may have against the Owner or any entity substituted for it other than under the Initial Charter and all payments once made to you will be final, and once paid we will not, for any reason whatsoever, seek to recover any such payment made to the Collateral Trustee by virtue of the Assignment, the Collateral Assignment or this Letter of Consent.

          We confirm that the terms of the Initial Charter remain in full force and effect and constitute the entire agreement between the parties thereto with respect to the Vessel and that the Owner is not presently to our knowledge in breach of the terms of the Initial Charter. We further confirm that the terms of the Initial Charter have not been varied or modified and that the terms of the Initial Charter will not after the date hereof be varied or modified without the prior written consent of the Collateral Trustee.

          We confirm that we have received no prior notice of any assignment by the Owner of any interest in the Initial Charter.

          The undersigned will not permit any amendment, modification, cancellation or other alteration in the Initial Charter, nor will it consent to or accept the substitution thereunder of any party for the Owner without your prior written consent.

                                  CHEVRON TRANSPORT CORPORATION, as Initial
                                  Charterer


                                  By: _________________________________
                                  Name: _______________________________
                                  Title: ______________________________

                                                            Exhibit A-2

                            LETTER OF ACKNOWLEDGMENT
                      TO COLLATERAL ASSIGNMENT OF CHARTER


                                                   __________ __, 1995


CHEMICAL TRUST COMPANY OF
CALIFORNIA, as Collateral Trustee


Dear Sirs:

          The undersigned hereby consents to and acknowledges receipt of a signed copy of the Collateral Assignment of Charter (the "Assignment"), dated as of __________ 1, 1995, between California Petroleum Transport Corporation (the "Issuer") and yourselves as adequate notice of such assignment to you of the Assignment of Charter (as defined in the Assignment) and of all the right, title and interest of the Issuer in, to and under the Assignment of Charter.

          So long as the Assignment remains effective, we hereby agree that, upon your notification to us of the occurrence of an Event of Default under the Term Indenture or Serial Indenture referred to in the Assignment, we shall pay any and all sums which we are legally obligated to pay to the Issuer or otherwise as stated in and according to the Assignment of Charter directly to your Account No. ________________, at ______________, or otherwise to such other account as you may at any time or from time to time, designate by notice to us in writing.

          Payments of moneys under the Assignment of Charter may be adjusted, reduced or withheld only as expressly provided therein. Payments to you shall not be subject to any right of set-off or defense by way of counterclaim or otherwise which the undersigned may have against the Issuer or any entity substituted for it other than under the Assignment of Charter and all payments once made to you will be final, and once paid we will not, for any reason whatsoever, seek to recover any such payment made to you by virtue of the Assignment or this Letter of Consent.

          We confirm that the terms of the Assignment of Charter remain in full force and effect and constitute the entire agreement between the parties thereto with respect to the Charter and that the Issuer is not presently to our knowledge in breach of the terms of the Assignment of Charter. We further confirm that the terms of the Assignment of Charter have not been varied or modified and that the terms of the Assignment of Charter will not after the date hereof be varied or modified without your prior written consent.

          We confirm that we have received no prior notice of any assignment by the Issuer of any interest in the Assignment of Charter.

          The undersigned will not permit any amendment, modification, cancellation or other alteration in the Assignment of Charter, nor will it consent to or accept the substitution thereunder of any party for the Issuer without your prior written consent.

                                   CALPETRO TANKERS (BAHAMAS I) LIMITED, as
                                   Owner


                                   By: ________________________________
                                   Name: ______________________________
                                   Title: _____________________________

                                   SCHEDULE 1

                      DEFINED TERMS USED IN THE ASSIGNMENT

     "Assignment of Charter" means the assignment between the Issuer and the Owner, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Issuer all of its right, title and interest in, to and under the Initial Charter to secure its obligations under the Loan Agreements.

     "Assignment of Guarantee" means the assignment between the Owner and the Issuer, as amended from time to time in accordance with the terms thereof, pursuant to which the Owner assigns to the Issuer all of its right, title and interest in, to and under the Chevron Guarantee to secure its obligations under the Loan Agreements.

     "Assignment of Mortgage" means the assignment of the Mortgage between the Issuer and the Owner, as amended from time to time in accordance with the terms thereof, pursuant to which the Issuer assigns to the Collateral Trustee all of its right, title and interest in, to and under the Mortgage with respect to secure its obligations under the Indentures.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, or in the city and state where the Trustee's principal offices are located, are authorized or are obligated by law, executive order or governmental decree to be closed.

     "Chevron" means Chevron Corporation, a Delaware corporation.

     "Chevron Guarantee" means the guarantee of the obligations of the Initial Charterer under the Initial Charter given by Chevron.

     "Closing Date" means __________ __, 1995.

     "Collateral Assignment of Charter" means the assignment between the Issuer and the Collateral Trustee, as amended from time to time in accordance with the terms thereof, pursuant to which the Issuer assigns to the Collateral Trustee all of its right, title and interest in, to and under the Assignment of Charter to secure its obligations under the Indentures.

     "Collateral Assignment of Guarantee" means the assignment between the Issuer and the Collateral Trustee, as amended from time to time in accordance with the terms thereof, pursuant to which the Issuer assigns to the Collateral Trustee all of its right, title and interest in, to and under the Assignment of Guarantee to secure its obligations under the Indentures.

     "Collateral Trustee" means Chemical Trust Company of California.

     "Event of Default" means an Event of Default under Section 4.01 of the Indentures.

     "Governmental Approval" means any authorization, consent, approval, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any

Governmental Authority relating to the ownership of the Collateral or to the execution, delivery or performance of any Security Document.

     "Governmental Authority" means the federal government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any other governmental entity with authority over the Issuer or operation of the Vessels.

     "Indentures" means the Indenture, dated as of __________ 1, 1995 between the Issuer and the Trustee pursuant to which the Term Mortgage Notes will be issued and the Indenture, dated as of __________ 1, 1995 between the Trustee and the Issuer pursuant to which the Serial Mortgage Notes will be issued.

     "Initial Charter" means with respect to each Vessel, the Bareboat Charter, dated _________, between the Initial Charterer and the Owner.

     "Initial Charterer" means Chevron Transport Corporation, a Liberian corporation.

     "Issuer" means California Petroleum Transport Corporation, a corporation organized under the laws of the State of Delaware.

     "Law" means any statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

     "Mortgage" means, with respect to the Vessel, the first preferred ship mortgages on the Vessel granted by the Owner to the Issuer, as amended from time to time in accordance with the terms of such Mortgage.

     "Owner" means CalPetro Tankers (Bahamas I) Limited, a company organized under the laws of The Commonwealth of the Bahamas.

     "Person" means an individual, a partnership, a corporation, a joint venture, an unincorporated association, a joint-stock company, a trust, or other entity or a government or any agency or political subdivision thereof.

     "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or partnership agreement or other organizational or governing documents of such Person, and, any Law applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.

     "Security Documents" means the Collateral Trust Agreement, the Collateral Assignment of Charter, the Collateral Assignment of Guarantee, and the Assignment of Mortgage, collectively.

     "Serial Indenture" the Indenture, dated as of __________ 1, 1995 between the Owner and the Issuer pursuant to which the Issuer issues the Serial Mortgage Notes.

     "Serial Mortgage Notes" means the Serial First Preferred Term Mortgage Notes which will mature serially from _____________, 1996 to _____________, 2006 in the initial aggregate amount of $168,500,000 issued by the Issuer concurrently with the issuance of the Term Mortgage Notes.

     "Serial Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Issuer under and pursuant to the Serial Indenture, any Security Document and any instrument, agreement or document referred to therein.

     "State" means any state of the United States of America and, in addition, the District of Columbia.

     "Term Indenture" means the Term Indenture, dated as of __________ 1, 1995 between the Trustee and the Issuer pursuant to which the Issuer issues the Term Mortgage Notes.

     "Term Mortgage Notes" means __% First Preferred Mortgage Notes Due 2015 in the initial aggregate amount of $117,900,000 issued by the Issuer concurrently with the issuance of the Serial Mortgage Notes.

     "Term Obligations" means the payment, performance or obligations of any kind or nature whatsoever of the Issuer under and pursuant to the Term Indenture, any Security Document and any instrument, agreement or document referred to therein.

     "Trustee" means Chemical Trust Company of California.

     "Vessel" shall have the meaning assigned to such term in the Preliminary Statement of this Assignment.